UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 25, 2011

Isdera North America, Inc
(Exact name of registrant as specified in its charter)

Nevada	000-52844	11-288589
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Room 9B Block 1, Xintuo Garden No.1 Street, Shixia Bei, Futian District
Shenzhen, P.R. China 518000
 (Address of principal executive offices including postal code)

(86) 137-2373-7042
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Concerning Forward-Looking Statements

Some of the statements contained in this Form 8-K that are not historical facts are "forward-looking statements" which can be identified by the use of terminology such as "estimates," "projects," "plans," "believes," "expects," "anticipates," "intends," or the negative or other variations of such terminology, or by discussions of strategy that involve risks and uncertainties. We urge you to be cautious of the forward-looking statements. Such statements, which are contained in this Form 8-K, reflect our current beliefs with respect to future events and involve known and unknown risks, uncertainties and other factors affecting our operations, market growth, services, products and licenses. No assurances can be given regarding the achievement of future results, as actual results may differ materially as a result of the risks we face, and actual events may differ from the assumptions underlying the statements that have been made regarding anticipated events. Factors that may cause actual results, our performance or achievements, or industry results, to differ materially from those contemplated by such forward-looking statements include without limitation:

- Our ability to attract and retain management, and to integrate and maintain technical information and management information systems;
- Our ability to raise capital when needed and on acceptable terms and conditions;
- The intensity of competition; and
- General economic conditions.

All written and oral forward-looking statements made in connection with this Form 8-K that are attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. Given the uncertainties that surround such statements, you are cautioned not to place undue reliance on such forward-looking statements.

Item 4.01 Changes in Registrant's Certifying Accountant.

We engaged new independent accountants on February 25, 2011. Our new independent accountants are Goldman Kurland Mohidan, LLP, ("GKM"). We engaged GKM because the firm was the independent accountants of Shenzhen Feilaifa Aviation Service Co., Ltd. prior to our acquisition (the "Acquisition") of Fantaly Travel Holdings Group, Ltd., a British Virgin Islands company ("FTHG").  Shenzhen Feilaifa Aviation Service Co. is a subsidiary of FTHG. The Acquisition was consummated on February 22, 2011. The terms of the Acquisition, and the change in control caused thereby, are more particularly described in our Current Report on Form 8-K dated February 22, 2011, and filed with the U.S. Securities and Exchange Commission ("SEC") on that date. In addition, on or about March 2, 2011, our Board of Directors learned that our prior independent accountants have ceased to be engaged in the practice of accountancy.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or Related Audit Report or Completed Interim Review.

On or about March 2, 2011, our Board of Directors learned that our prior independent accountants (our "Former Accountants") have ceased to be engaged in the practice of accountancy. The circumstances surrounding our Former Accountant's departure from the practice of accountancy put in doubt placing reliance upon our financial statements as of December 31, 2009 and 2008, and for the fiscal years then ended, as reported in our Annual Reports on Form 10-K for 2009 and 2008 (the aforementioned financial statements are referred to collectively herein as the "Isdera Financial Statements").

The facts underlying the conclusion of our Board of Directors are that on or about November 4, 2010, following an administrative hearing (Docket Number 2010-260), our Former Accountant's license to practice accountancy was revoked by the State of Utah Division of Occupational and Professional Licensing (the "Division"). The report of the Division's action contained in its newsletter of December 1, 2010 states the following cause of action and order relating to our Former Accountants:

Cause of Action: Respondent [our Former Accountants] has engaged in unlawful conduct by continuing to practice as a CPA firm after the CPA license of its principal, (name of principal), had expired on September 30, 2008.

Order: Respondent's expired license to practice as a CPA FIRM was revoked effective the date of the Order. Respondent was also ordered to cease and desist from engaging in any acts or practice which constitute the practice of public accountancy unless Respondent is duly licensed in that regard.

Although our Former Accountants continued to be registered under its new name with the Public Company Accounting Oversight Board ("PCAOB") as a Registered Public Accounting Firm as of February 22, 2011, the date of the PCAOB's most recent published listing, the Division's action above described has caused our Board of Directors to make this report.

On February 22, 2011, we filed with the SEC, a Current Report on Form 8-K (the "February 22nd 8-K Report") reporting the Acquisition, on that date, of FTHG, and by virtue of the Acquisition, the acquisition of its operating subsidiary based in the Peoples Republic of China, Shenzhen Feilaifa Aviation Service Co., Ltd. ("FeiLaiFa"). Upon consummation of the Acquisition, we entered the travel agency and service business in China, and there occurred a change of control of our company, all as more particularly described in our February 22nd 8-K Report.

The February 22nd 8-K Report presented audited financial statements for FeiLaiFa as of December 31, 2009 and 2008, and for the fiscal years then ended, unaudited balance sheets for FeiLaiFa as of September 30, 2010, and December 31, 2009, and statements of income and cash flow for FeiLaiFa for the nine months ended September 30 2010 and 2009 (collectively referred to herein as the "FeiLaiFa Financial Statements"). Our Board of Directors has no reason to believe the FeiLaiFa Financial Statements cannot be relied upon, and that they are, in fact, reliable in all respects.

However, the February 22nd 8-K report contains unaudited pro forma consolidated financial statements prepared by us and consisting of a pro forma consolidated balance sheet as of September 30, 2010, and pro forma consolidated statements of income for the nine-months ended September 30, 2010, and the year ended December 31, 2009 (collectively referred to herein as the "Pro Forma Financial Statements"). The pro forma consolidated balance sheet was prepared as if the Acquisition was consummated on September 30, 2010. The pro forma consolidated statements of income for the nine months ended September 30, 2010 and the year ended December 31, 2009 were prepared as if the Acquisition was consummated on January 1, 2010 and 2009, respectively. Inasmuch as the Pro Forma Financial Statements were derived, in part, from financial information contained in the Isdera Financial Statements reported upon by our Former Accountants, our Board of Directors has determined that our inclusion of such financial information in the Pro Forma Financial Statements may be deemed to render the Pro Forma Financial Statements as unreliable.

In view of the fact that we were a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act) immediately before the consummation of the Acquisition, and had no operations, our Board of Directors believes that the Isdera Financial Statements have no material adverse effect on our pro forma financial condition as presented by us in our Pro Forma Financial Statements, and will have no material adverse effect on our financial Statements as we may present on a going forward basis. However, our Board of Directors has determined to make this report in the interest of full and fair disclosure to our shareholders and prospective owners of our common stock.

Our Board of Directors has not communicated with our Former Accountants respecting the matters reported in this report, although attempts were made to do so.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

ISDERA NORTH AMERICA, INC.

Date: March 3, 2011	By:	/s/ Zhi Hai Peng
Zhi Hai Peng
President & Chief Executive Officer